Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	10/31/2016
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P.- Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for September 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (August 2016) may not equate with the opening balances in MOR-4 (September 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the August 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -

Eight bank accounts were opened during the reporting period:

1. Paragon International Finance Company - Bank of America account ending 3463

2. Paragon International Finance Company - Bank of America account ending 9016

3. Paragon Leonard Jones LLC - Bank of America account ending 3492

4. Paragon Offshore (Nederland) B.V. - Bank of America account ending 0024

5. Paragon Offshore (Nederland) B.V. - Bank of America account ending 0016

6. Paragon Offshore (Nederland) B.V. - Bank of America account ending 3476

7. Paragon Offshore (Nederland) B.V. - Bank of America account ending 7760

8. Paragon Offshore Contracting GmbH - Bank of America account ending 3489

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(523)	$-	$(523)	$988
Paragon Offshore plc	16-10386	(2,180)	-	(2,180)	75
Paragon Drilling Services 7 LLC	16-10387	(291)	-	(291)	-
Paragon Offshore Finance Company	16-10388	(2,762)	-	(2,762)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(46)	-	(46)	74
Paragon Offshore do Brasil Ltda.	16-10390	(3,592)	(1)	(3,593)	302
Paragon International Finance Company	16-10391	(258)	(8,240)	(8,498)	56
Paragon Asset (ME) Ltd.	16-10392	(238)	-	(238)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(195)	-	(195)	4,521
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(6,747)	-	(6,747)	409
Paragon Offshore (North Sea) Ltd.	16-10397	(468)	-	(468)	5,999
Paragon Duchess Ltd.	16-10398	(40)	-	(40)	-
Paragon (Middle East) Limited	16-10399	(1,401)	-	(1,401)	8,403
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(18)	-	(18)	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(24)	-	(24)	-
Paragon Leonard Jones LLC	16-10402	(1,208)	-	(1,208)	0
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(96)	(0)	(96)	-
Paragon Offshore (Nederland) B.V.	16-10404	(1,849)	(0)	(1,849)	4,618
Paragon Offshore Contracting GmbH	16-10405	(609)	-	(609)	760
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	0
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(1,169)	-	(1,169)	1
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(100)	-	(100)	-

Total		$(23,815)	$(8,241)	$(32,056)	$26,205

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,093	344,476	344,142	344,514
	16-10386	6704	4	4	4	4
	16-10386	9694	154	431	148	469
	16-10386	3774	332,434	332,541	332,489	332,541
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	49	122	50	121
	16-10389	3991	8	8	8	8
	16-10389	701L	41	114	42	112

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	7,965	3,575	7,932	3,554
	16-10390	4000	7,942	3,559	7,916	3,535
	16-10390	7775	17	9	10	9
	16-10390	5004	6	6	6	6
	16-10390	Petty Cash			-	4

Paragon International Finance Company	16-10391	Sub Total	225,820	211,876	225,017	211,632
	16-10391	4670	832	0	832	0
	16-10391	4240	9,642	1,398	9,704	1,406
	16-10391	7219	287	383	20	194
	16-10391	7201	5,164	574	4,626	524
	16-10391	7227	311	569	305	568
	16-10391	7235	60	59	60	58
	16-10391	4355	55	23	55	55
	16-10391	1100	1,678	735	1,641	715
	16-10391	3880	38,039	38,052	38,046	38,052
	16-10391	9959	7,274	7,117	7,274	7,117
	16-10391	4356	370	370	370	370
	16-10391	7633	162,106	162,139	162,106	162,139
	16-10391	9936	-	-	(21)	(23)
	16-10391	1478	-	-	-	-
	16-10391	3463	-	457	-	457
	16-10391	9016	-	-	-	-

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	449	661	453	695
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	21	20	21	34
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	307	298	298	298
	16-10396	4001	99	321	99	321
	16-10396	Petty Cash			14	22

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	91	90	91	90
	16-10400	8969	-	-	-	-
	16-10400	1728	91	90	91	90

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	1,123	105	1,122	105
	16-10402	8256	-	-	-	(0)
	16-10402	8032	2	3	2	3
	16-10402	3350	3	3	3	3
	16-10402	7021	57	19	56	19
	16-10402	8378	1,060	0	1,060	0
	16-10402	3492	-	80	-	80

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	163	442	161	440
	16-10403	3875	-	-	-	-
	16-10403	0775	163	442	161	440

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	1,562	2,234	1,622	2,386
	16-10404	2286	-	-	-	-
	16-10404	1106	14	32	13	32
	16-10404	6254	13	114	88	192
	16-10404	NL2A	1,535	2,088	1,518	2,081
	16-10404	0016	-	4	-	5
	16-10404	0024	-	-	-	-
	16-10404	3476	-	87	-	77
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash			2	-

Paragon Offshore Contracting GmbH	16-10405	Sub Total	2,420	2,203	2,381	2,234
	16-10405	8002	-	-	0	0
	16-10405	2377	216	216	216	216
	16-10405	8788	1	2	1	2
	16-10405	8876	1,874	1,780	1,838	1,779
	16-10405	4010	141	189	138	188
	16-10405	403W	17	15	15	15
	16-10405	8556	171	0	171	0
	16-10405	3489	-	33	-	33
	16-10405	Petty Cash			1	1

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,132	1,146	1,131	1,146
	16-10406	7995	-	-	-	-
	16-10406	-101	20	18	20	18
	16-10406	-725	1,111	1,128	1,111	1,128

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	24	52	24	52
	16-10410	6362	5	5	5	5
	16-10410	8000	19	47	19	47

	Total		$584,982	$567,075	$584,218	$567,063

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$-	$3,059
Richards, Layton & Finger, PA	-	299
AlixPartners LLP	442	2,314
Lazard, Freres & Co LLC	141	711
Norton Rose Fulbright US LLP	-	354
BDO USA LLP	52	67
KCC	556	556

Total Payments to Professionals	$1,191	$7,360

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
07/30/16 - 08/26/16	Budget	Actual	F/(U)

Total Receipts	30,786	37,325	6,539

Total Operating Disbursements	(22,834)	(17,941)	4,893
Total Capital Expenditures	(3,056)	(1,649)	1,407
Total Payroll & Benefits	(13,630)	(15,050)	(1,420)
Total Other	(1,195)	(2,826)	(1,631)

Total I/C Disbursements to Non Debtor Entities	(14,588)	(11,769)	2,819

Total Disbursements	(55,303)	(49,234)	6,068

Net Operating Cash Flow	(24,516)	(11,909)	12,607

Deposits
Other	-	(18,000)	(18,000)
Total Deposits	-	(18,000)	(18,000)

Total Debt Service	(8,428)	(9,121)	(694)
Total Professional Fees	(4,520)	(3,029)	1,491

Total Non-Operating Disbursements	(12,948)	(30,151)	(17,203)

Net Cash Flow	(37,464)	(42,060)	(4,596)

Debtor Ending Cash Balance - Encumbered	213,168	222,610	9,442
Debtor Cash Balance - Unencumbered	343,989	344,041	51
Total Debtor Cash Balance	557,157	566,651	9,494

Non Debtor Ending Cash Balance	368,868	346,667	(22,201)
Total Debtor & Non Debtor Ending Cash Balance	926,025	913,318	(12,707)

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	September 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending September 30, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,126	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	4	-	-	-	-	81	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	3	-	-	-	-
Operating revenues	1,130	-	3	-	-	81	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(935)	-	(640)	-	(296)	(969)	0
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(4)	-	-	-	-	(76)	-
Depreciation and Amortization	(559)	(6)	(14)	-	(388)	(10)	-
General & Administrative	-	(1,668)	-	-	(24)	-	(1)
Corporate Operations	-	(905)	-	-	-	-	-
Local Administrative Expense	(319)	-	-	-	-	(857)	-
Operating costs and expenses	(1,817)	(2,579)	(654)	-	(708)	(1,911)	(1)
	-	-	-	-	-	-	-
Operating Income	(687)	(2,579)	(651)	-	(708)	(1,830)	(1)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(1,962)	-	(2,894)	-	(34)	(633)
Interest Income	500	51	-	-	-	-	42
Reorganization Items	-	(6,024)	-	-	-	-	-
Other, net	(10)	160	-	-	2	1,226	6
Income before income taxes	(197)	(10,352)	(651)	(2,894)	(706)	(638)	(586)
Income tax provision	(43)	-	-	-	-	-	-
Net Income	(240)	(10,352)	(651)	(2,894)	(706)	(638)	(586)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending September 30, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$3,701	$-	$7,358
Reimbursable Revenues	-	-	60	-	115
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	76
Operating revenues	-	-	3,761	-	7,549

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(13)	-	(3,552)	-	(7,531)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(44)	-	(59)
Depreciation and Amortization	(382)	-	-	-	(1,387)
General & Administrative	-	(143)	(260)	(28)	-
Corporate Operations	-	(107)	(195)	(21)	(46)
Local Administrative Expense	-	-	(69)	-	(1,646)
Operating costs and expenses	(395)	(250)	(4,119)	(49)	(10,669)
	-	-	-	-	-

Operating Income	(395)	(250)	(359)	(49)	(3,120)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	24	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	1	-	9
Income before income taxes	(395)	(250)	(358)	(25)	(3,111)
Income tax provision	-	-	(23)	-	(59)
Net Income	(395)	(250)	(381)	(25)	(3,171)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending September 30, 2016

16-10397		16-10398	16-10399	16-10400	16-10401	16-10402
Paragon Offshore (North Sea) Ltd.		Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$2,615	$-	$5,746	$-	$-	$32
Reimbursable Revenues	71	-	44	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	3,825	-	-	-
Operating revenues	2,686	-	9,615	-	-	32

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(2,363)	29	(1,984)	-	(53)	-
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(71)	-	(33)	-	-	-
Depreciation and Amortization	-	(12)	(3,294)	-	(44)	-
General & Administrative	-	-	-	(4)	(6)	(8)
Corporate Operations	-	-	-	-	-	(6)
Local Administrative Expense	(144)	-	(1)	-	-	(41)
Operating costs and expenses	(2,577)	17	(5,312)	(4)	(104)	(55)
	-	-	-	-	-	-
Operating Income	108	17	4,304	(4)	(104)	(23)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(475)	-
Interest Income	-	-	-	-	1	39
Reorganization Items	-	-	-	-	-	-
Other, net	(0)	-	0	0	(1)	5
Income before income taxes	108	17	4,304	(4)	(578)	21
Income tax provision	234	-	(147)	-	-	-
Net Income	343	17	4,157	(4)	(578)	21

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending September 30, 2016

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$40	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	(8)	1,398	-	1,290	-	(176)
Operating revenues	(8)	1,398	40	1,290	-	(176)

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(158)	1,662	4	-	-	(5,323)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(31)	-	-	(6,336)
General & Administrative	-	(257)	(6)	-	(2,111)	-
Corporate Operations	-	(246)	-	-	(1,583)	-
Local Administrative Expense	(2)	(823)	(157)	(1,281)	-	(31)
Operating costs and expenses	(160)	336	(190)	(1,281)	(3,694)	(11,690)
	-	-	-	-	-	-
Operating Income	(168)	1,733	(150)	9	(3,694)	(11,866)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(500)	-	-	(1)
Interest Income	74	33	140	-	475	-
Reorganization Items	-	-	-	-	-	-
Other, net	(1)	(282)	(50)	(0)	-	-
Income before income taxes	(94)	1,484	(561)	8	(3,219)	(11,868)
Income tax provision	-	(13)	-	-	(212)	(500)
Net Income	(94)	1,471	(561)	8	(3,431)	(12,368)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending September 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(108)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(609)
General & Administrative	-	(9)
Corporate Operations	-	-
Local Administrative Expense	-	-
Operating costs and expenses	-	(727)
	-	-
Operating Income	-	(727)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(855)
Interest Income	911	-
Reorganization Items	-	-
Other, net	-	(4)
Income before income taxes	911	(1,586)
Income tax provision	-	-
Net Income	911	(1,586)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	September 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending September 30, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,514	-
Restricted Cash	-	-	-
Accounts Receivable	140,789	58,187	316,575
Prepaid Expenses & Deposits	57	450	-
Taxes Receivable	-	-	-
Total Other Current Assets	10,266	425	-
Total current assets	151,112	403,576	316,575
Investments in Subsidiaries	182,682	3,461,943	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,461,943	-
Gross PPE	97,064	483	64,525
Accumulated Depreciation	(74,786)	(74)	(62,525)
Property and Equipment	22,278	409	2,000
Other Assets	1,253	16,726	131
Deferred Regulatory Inspection	715	-	131
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,472	-
Restriccted Cash	-	9,254	-
Long Term Prepaid Mob	538	-	-

Total assets	515,384	3,882,654	318,706

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	46,020	682,296	214,558
Payroll and Benefits Related Accruals	1,038	-	-
Taxes Payable	1,193	321	-
Interest Payable	-	401	-
Other Current Liabilities	5,168	1,402	-
Total current liabilities	53,419	684,420	214,558
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	4,328	3,343	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	57,747	2,397,110	214,558

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	888	-
Capital in Excess of par value	(1,019,894)	1,436,477	206,689
Retained Earnings	1,477,532	48,180	(102,541)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	457,638	1,485,545	104,148
Total liabilities and shareholders’ equity	515,384	3,882,654	318,706

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	120	3,554
Restricted Cash	-	-	-
Accounts Receivable	-	163,994	25,686
Prepaid Expenses & Deposits	21	6	780
Taxes Receivable	-	301	9,659
Total Other Current Assets	1,469	-	(254)
Total current assets	1,490	164,421	39,425
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,390	3,419
Accumulated Depreciation	-	(128,963)	(2,893)
Property and Equipment	-	23,427	526
Other Assets	-	410	-
Deferred Regulatory Inspection	-	410	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,079	188,258	39,951

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	634,616	-	13,878
Accounts Payable	45,999	155,860	115,336
Payroll and Benefits Related Accruals	-	32	2,636
Taxes Payable	-	52	968
Interest Payable	-	-	890
Other Current Liabilities	5,073	-	4,632
Total current liabilities	685,688	155,944	138,340
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	685,688	155,944	148,411

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(109,510)	104,482	(94,889)
Accumulated Other Comprehensive Loss	-	-	(19,078)
Total shareholders' equity	3,421,391	32,314	(108,459)
Total liabilities and shareholders' equity	4,107,079	188,258	39,951

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000's)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	211,632	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,224,802	70,575	17,712
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	(77)	-	-
Total current assets	3,436,501	70,575	21,887
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(42,913)	-
Property and Equipment	-	38,800	-
Other Assets	-	740	-
Deferred Regulatory Inspection	-	740	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	7,727,016	110,165	(1,317,556)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	4,651,690	2,501	11,603
Payroll and Benefits Related Accruals	-	103	-
Taxes Payable	-	-	38
Interest Payable	1,275	-	-
Other Current Liabilities	-	-	-
Total current liabilities	4,714,712	2,604	11,641
Total Long-Term Debt	32,646	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	4,747,358	2,604	11,641

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	50,754	63,261	(790,608)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders' equity	2,979,660	107,562	(1,329,197)
Total liabilities and shareholders' equity	7,727,016	110,165	(1,317,556)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000's)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	695
Restricted Cash	-	-	-
Accounts Receivable	151,582	411,868	978,006
Prepaid Expenses & Deposits	-	-	2,271
Taxes Receivable	168	-	530
Total Other Current Assets	-	19,889	11,187
Total current assets	151,750	431,849	992,689
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,911
Accumulated Depreciation	-	-	(157,812)
Property and Equipment	-	-	55,099
Other Assets	2,204	-	236
Deferred Regulatory Inspection	-	-	236
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	153,954	842,500	1,055,457

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	134,728	2,095	821,848
Payroll and Benefits Related Accruals	607	-	13,443
Taxes Payable	-	-	3,362
Interest Payable	-	-	-
Other Current Liabilities	-	-	291
Total current liabilities	135,335	2,095	838,944
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	135,335	2,095	840,077

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	13,620	10,980	(77,024)
Accumulated Other Comprehensive Loss	-	-	(615)
Total shareholders' equity	18,620	840,405	215,383
Total liabilities and shareholders' equity	153,954	842,500	1,055,457

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	228,863	109	305,806
Prepaid Expenses & Deposits	300	-	8
Taxes Receivable	203	135	-
Total Other Current Assets	-	-	811
Total current assets	229,366	244	306,625
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	375,023
Accumulated Depreciation	-	(991)	(299,135)
Property and Equipment	-	1,000	75,888
Other Assets	-	10	2,275
Deferred Regulatory Inspection	-	10	1,640
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	635

Total assets	229,366	(45,856)	384,788

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	202,107	7,666	23,201
Payroll and Benefits Related Accruals	406	(117)	4,918
Taxes Payable	(1,291)	-	442
Interest Payable	-	-	-
Other Current Liabilities	-	-	999
Total current liabilities	201,222	7,549	29,560
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	484
Liabilities Subject to Compromise	-	-	-
Total liabilities	201,222	7,549	30,044

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,578	(90,449)	286,476
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,143	(53,406)	354,743
Total liabilities and shareholders’ equity	229,366	(45,856)	384,788

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	90	-	106
Restricted Cash	-	-	-
Accounts Receivable	274,231	53,691	91,030
Prepaid Expenses & Deposits	-	-	16
Taxes Receivable	26	13	918
Total Other Current Assets	-	43	-
Total current assets	274,347	53,747	92,070
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	10,108
Long Term Notes & Investments	208,494	43,108	45,108
Gross PPE	-	20,505	-
Accumulated Depreciation	-	(17,764)	-
Property and Equipment	-	2,741	-
Other Assets	-	302	-
Deferred Regulatory Inspection	-	302	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,841	99,898	137,178

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,701	60,636	67,442
Payroll and Benefits Related Accruals	-	-	89
Taxes Payable	2	40	4,235
Interest Payable	-	5,449	-
Other Current Liabilities	-	-	3,073
Total current liabilities	272,703	66,125	74,839
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,703	66,125	74,839

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,495)	(62,506)	(73,840)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,138	33,773	62,339
Total liabilities and shareholders’ equity	482,841	99,898	137,178

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	440	2,385	2,234
Restricted Cash	-	-	-
Accounts Receivable	6,023	378,182	297,398
Prepaid Expenses & Deposits	-	74	74
Taxes Receivable	3	1,643	(514)
Total Other Current Assets	-	14,731	840
Total current assets	6,466	397,015	300,032
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,646	7,959	47,130
Long Term Notes & Investments	32,646	7,959	77,130
Gross PPE	-	1	9,689
Accumulated Depreciation	-	(1)	(1,149)
Property and Equipment	-	-	8,540
Other Assets	-	1,022	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	1,022	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	39,112	405,996	385,702

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	67,674	213,303	115,299
Payroll and Benefits Related Accruals	125	1,541	1,055
Taxes Payable	3	(49)	2,274
Interest Payable	-	-	10,281
Other Current Liabilities	20	4,640	465
Total current liabilities	67,822	219,435	129,374
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	217	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	67,822	219,652	287,433

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	18,910	173,055	38,170
Accumulated Other Comprehensive Loss	-	496	85
Total shareholders’ equity	(28,710)	186,345	98,269
Total liabilities and shareholders’ equity	39,112	405,996	385,702

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,146	-	-
Restricted Cash	-	-	-
Accounts Receivable	7,734	309	913,686
Prepaid Expenses & Deposits	4	-	-
Taxes Receivable	-	-	3
Total Other Current Assets	-	5,449	(533)
Total current assets	8,884	5,758	913,156
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,010,378
Accumulated Depreciation	-	-	(790,498)
Property and Equipment	-	-	219,880
Other Assets	-	-	13,932
Deferred Regulatory Inspection	-	-	2,214
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	11,718
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	8,884	2,478,645	1,212,472

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	8,000	97,249	522,962
Payroll and Benefits Related Accruals	1	-	(32)
Taxes Payable	-	1,867	-
Interest Payable	-	-	43
Other Current Liabilities	-	-	(231)
Total current liabilities	8,001	99,116	522,742
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,251	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	8,001	117,367	523,042

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	374	(1,653,918)	403,256
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	884	2,361,279	689,430
Total liabilities and shareholders’ equity	8,884	2,478,645	1,212,472

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending September 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	52
Restricted Cash	-	-
Accounts Receivable	120,333	110,567
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	35
Total Other Current Assets	118,421	-
Total current assets	238,754	110,654
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	123,986
Accumulated Depreciation	-	(98,384)
Property and Equipment	-	25,602
Other Assets	-	1,260
Deferred Regulatory Inspection	-	1,260
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restriccted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,469,706	65,348

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	2	20,697
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(49)
Interest Payable	-	78,932
Other Current Liabilities	-	28
Total current liabilities	2	99,608
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	2	99,608

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	79,873	(1,553,943)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,469,704	(34,263)
Total liabilities and shareholders’ equity	1,469,706	65,348

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$6,046	$830	$(494)	$6,382
Payroll Tax	8,916	2,442	(2,615)	8,743
Withholding Tax	(12,790)	73	(429)	(13,146)
Property Tax	-	-	-	-
VAT Tax	(7,654)	(379)	(609)	(8,643)
Other Tax	2,521	12	(1)	2,532
Total Taxes	$(2,961)	$2,978	$(4,149)	$(4,132)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$22	$-	$-	$197	$219
Paragon Offshore plc	16-10386	-	27	-	-	27
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	0	17	-	(10)	8
Paragon Offshore do Brasil Ltda.	16-10390	76	10	-	26	111
Paragon International Finance Company	16-10391	1,003	728	490	233	2,454
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	227	34	-	(3)	258
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	159	8	9	32	209
Paragon Offshore (North Sea) Ltd.	16-10397	43	18	(2)	-	59
Paragon Duchess Ltd.	16-10398	-	10	-	(3)	7
Paragon (Middle East) Limited	16-10399	46	7	0	(0)	54
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	9	-	5	14
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	121	161	-	0	281
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	1	-	116	117
Paragon Offshore (Nederland) B.V.	16-10404	1,630	852	35	166	2,683
Paragon Offshore Contracting GmbH	16-10405	175	14	0	61	250
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	193	145	(2)	(3)	332
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-

Total Accounts Payable		$3,695	$2,039	$532	$815	$7,082

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	September 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,272	$90	$6,544	$8,906	$1,092	$37	$11	$1,140	$-	$-	$-	$-	$10,046	$(6,634)	$3,412
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	195	81	11,554	11,830	-	-	-	-	11,830	(502)	11,328
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	4,932	-	-	4,932	3,756	-	-	3,756	-	-	-	-	8,688	-	8,688
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	18,593	1,553	12,743	32,888	8,888	1	3,970	12,859	-	-	-	-	45,747	(5,796)	39,951
Paragon Offshore (North Sea) Ltd.	16-10397	5,479	0	-	5,479	1,071	-	-	1,071	-	-	-	-	6,550	-	6,550
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,420	-	1,251	10,671	5,740	15	335	6,089	-	-	-	-	16,760	(0)	16,760
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	3,900	-	13,110	17,010	-	-	5,215	5,215	-	-	-	-	22,225	(1,918)	20,307
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	46	-	-	46	-	-	21,825	21,825	-	-	-	-	21,871	(18,386)	3,485
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$44,642	$1,643	$34,103	$80,387	$20,742	$134	$42,909	$63,785	$-	$-	$-	$-	$144,172	$(33,691)	$110,481

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	September 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X